o GOF STKP8
                        SUPPLEMENT DATED FEBRUARY 1, 1998
                             TO THE PROSPECTUSES OF
                        Franklin Mutual Series Fund Inc.
                  dated May 1, 1997, as amended August 19, 1997
                             Templeton Region Funds
                              dated August 1, 1997
                         Franklin California Growth Fund
                        Franklin Global Health Care Fund
                         Franklin Global Utilities Fund
                      Franklin Real Estate Securities Fund
                         Franklin Small Cap Growth Fund
                             dated September 1, 1997
                         Franklin's AGE High Income Fund
                              dated October 1, 1997
                              Franklin Equity Fund
                             dated November 1, 1997
                               Franklin Gold Fund
                    Franklin Templeton Fund Allocator Series
                             dated December 1, 1997

The prospectus is amended as follows:

I. The following paragraph is added to the end of the section "Group Purchases Class I Only" found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of the Fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

II. The section "Retirement Plans," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers," is replaced in its entirety with the following:

Retirement Plans. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

III. The following replaces the second paragraph under "How Do I Sell Shares? - Contingent Deferred Sales Charge":

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

IV. The following definition is added to the "Useful Terms and Definitions" section:

SIMPLE (Savings Incentive Match Plan for Employees) - An employer sponsored salary deferral plan established under section 408(p) of the Code